SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               SE FINANCIAL CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



           Pennsylvania                                            57-1199010
--------------------------------                              ------------------
     (State of Incorporation                                    (IRS Employer
          or Organization)                                   Identification No.)


1901-03 East Passyunk Ave., Philadelphia, PA                          19148
--------------------------------------------                      ------------
(Address of Principal Executive Offices)                            (Zip Code)
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
If this form relates to the  registration  of a class of              If this form relates to the  registration  of a class of
securities  pursuant  to Section  12(b) of the Exchange  Act          securities  pursuant to Section  12(g) of the Exchange Act
and is effective  pursuant to General  Instruction  A.(c),            and is effective pursuant to General Instruction A.(d),
please check the following box.|_|                                    please check the following box.|X|
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Securities  Act  registration  statement file number to which this form relates:
333-112153

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                       Name of Each Exchange on Which
To be so Registered                       Each Class is to be Registered
-------------------                       ------------------------------

      None                                            N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $0.10 per share
                     ---------------------------------------
                                (Title of class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT
                 ----------------------------------------------

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Information set forth under the captions "Description of Capital Stock" and "Restrictions on Acquisition of SE Financial Corp." contained in a prospectus relating to SEC File No. 333-112153 and filed by the registrant pursuant to 17 C.F.R. ss.230.424(b) on March 26, 2004 is incorporated by reference into this registration statement.

ITEM 2.  EXHIBITS

3(i) Articles of Incorporation of SE Financial Corp.*

3(ii) Bylaws of SE Financial Corp.*

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*        Incorporated  by reference to the identically  numbered  exhibits filed with the Registration Statement of the registrant on Form SB-2 (File No. 333-112153) filed on January 23, 2004.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                SE FINANCIAL CORP.


Date: April 13, 2004            By: /s/ Frank S. DePaolo
                                    ----------------------------------------
                                    Frank S. DePaolo
                                    President and Chief Executive Officer